Filed pursuant to 497(e)
File Nos. 333-48456 and 811-10183

BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED SEPTEMBER 18, 2019

TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 29, 2019, AS SUPPLEMENTED

JPMORGAN CORE BOND PORTFOLIO

Richard D. Figuly now serves as the lead portfolio manager of the JPMorgan Core Bond Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust I (the “Trust”). Effective on or about March 31, 2020, it is expected that Barbara Miller will no longer serve as a portfolio manager of the Portfolio. Effective on or about March 31, 2020, in the section entitled “Appendix C – Portfolio Managers,” the information pertaining to the Portfolio is amended to reflect that Barbara Miller no longer serves as a portfolio manager of the Portfolio.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE